Long-term debt	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Long-term debt
Long-term debt:

As at	Dec 31 2017	Dec 31 2016
Unsecured notes
(i) 3.25% due December 15, 2019	$348,060	$347,126
(ii) 5.25% due March 1, 2022	248,072	247,685
(iii) 4.25% due December 1, 2024	296,873	296,529
(iv) 5.65% due December 1, 2044	295,158	295,084
	1,188,163	1,186,424
Egypt limited recourse debt facilities	241,190	288,515
Other limited recourse debt facilities	72,918	81,267
Total long-term debt[1]	1,502,271	1,556,206
Less current maturities[1]	(55,905)	(53,997)
	$1,446,366	$1,502,209

[1]	Long-term debt and current maturities are presented net of discounts and deferred financing fees of $17.8 million as at December 31, 2017 (2016 - $17.8 million).

The Egypt limited recourse debt facilities have interest payable semi-annually with rates based on LIBOR plus a spread ranging from 0.9% to 1.6% per annum. Principal is paid in 24 semi-annual payments, which commenced in September 2010.
Other limited recourse debt facilities relate to financing for certain of our ocean going vessels which we own through less than wholly-owned entities under the Company's control. Other limited recourse debt facilities have remaining terms of two to four years with principal and interest payable quarterly with rates based on LIBOR plus a spread ranging from 0.75% to 2.5% per annum. Subsequent to the year ended December 31, 2017, the Company, through a 50% owned entity, issued other limited recourse debt for $86 million ($43 million Methanex share) bearing an interest rate of 5.35% due September 2033. The debt will be used to acquire two ocean going vessels.
For the year ended December 31, 2017, non-cash accretion, on an effective interest basis, of deferred financing costs included in finance costs was $3.1 million (2016 - $3.0 million).
The minimum principal payments for long-term debt in aggregate and for each of the five succeeding years are as follows:

	Limited recourse debt facilities	Unsecured notes	Total
2018	$57,072	$—	$57,072
2019	60,100	350,000	410,100
2020	62,115	—	62,115
2021	109,462	—	109,462
2022	31,279	250,000	281,279
Thereafter	—	600,000	600,000
	$320,028	$1,200,000	$1,520,028

The covenants governing the Company’s unsecured notes, which are specified in an indenture, apply to the Company and its subsidiaries, excluding entities which we control but do not fully own, and include restrictions on liens, sale and lease-back transactions, a merger or consolidation with another corporation or sale of all or substantially all of the Company’s assets. The indenture also contains customary default provisions.
The Company maintains a $300 million committed revolving credit facility with a syndicate of highly rated financial institutions that expires in December 2022. Significant covenants and default provisions under this facility include:

i)
the obligation to maintain an EBITDA to interest coverage ratio of greater than 2:1 calculated on a four-quarter trailing basis and a debt to capitalization ratio of less than or equal to 55%, both ratios calculated in accordance with definitions in the credit agreement that include adjustments related to the limited recourse subsidiaries,

ii)	a default if payment is accelerated by a creditor on any indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries, and

iii)
a default if a default occurs that permits a creditor to demand repayment on any other indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries.

The limited recourse debt facilities are described as limited recourse as they are secured only by the assets of the entity that carries the debt. Accordingly, the lenders to the limited recourse debt facilities have no recourse to the Company or its other subsidiaries.
The Egypt limited recourse debt facilities have covenants and default provisions that apply only to the Egypt entity, including restrictions on the incurrence of additional indebtedness and a requirement to fulfill certain conditions before the payment of cash or other shareholder distributions. Certain conditions had not been met, resulting in a restriction on shareholder distributions from the Egypt entity to December 31, 2017. Under amended terms reached in 2017, shareholder distributions are permitted starting in 2018 if the average gas deliveries over the prior 12 months are greater than 70% of gas requirements. The first $100 million of shareholder distributions must be matched with $100 million of principal repayments on the Egypt limited recourse debt facilities. As of December 31, 2017, the Egypt cash balance on a 100% ownership basis was $131 million.
Failure to comply with any of the covenants or default provisions of the long-term debt facilities described above could result in a default under the applicable credit agreement that would allow the lenders to not fund future loan requests, accelerate the due date of the principal and accrued interest on any outstanding loans or restrict the payment of cash or other distributions.
As at December 31, 2017, management believes the Company was in compliance with all significant terms and default provisions related to long-term debt obligations.